Exhibit 99.1

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Exhibit 99.1

InfoSonics®

It pays to be well connected.

The Premier Wireless Handset and Data Products Distributor for the Americas

8th Annual San Diego Growth Conference

August 19, 2005

Safe Harbor Statement

The information provided in this slide presentation contains forward-looking statements that relate to future events.  These forward-looking statements involve known or unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of InfoSonics to be materially different from any future results, performance or achievements expressed or implied in the forward-looking statements.  Important factors that could cause our  actual results to differ from our expectations are described in our most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q, and current reports on Form 8-K, each as filed with the Securities and Exchange Commission and include, but are not limited to:  1) the actions of competitors and customers and our ability to execute our business plans; 2) our ability to increase revenues and operating income; 3) our ability to expand our current businesses and to enter new business areas; 4) general economic conditions; and 5) other factors.  The forward-looking statements contained in this slide presentation represent InfoSonics’ expectations as of June, 2005.  Subsequent events may cause our expectations to change, and we disclaim any obligation to update the forward-looking statements contained in this slide presentation.

Joseph Ram

Chief Executive Officer

and Founder

Corporate Evolution

1994-1996	Founded 1993
Began trading Wired Products
Appointed Distributor of Panasonic for Latin America

1997-2000	Migrated to Trading & Distribution of Wireless Products & Accessories

2001-2003	Distribution of Wireless Handsets
Began distributing Samsung product

2004-2005	Distribution+
Wireless product customization & remanuf

2006-2010	Distribution ++
Assist manufacturers with warranty, sell thru & homologation

InfoSonics provides the critical link between the manufacturers and the customer

Experienced Management Team

Name	Position	Years at InfoSonics	Years in Industry
Joseph Ram	Founder, CEO & President	13	20

Abraham Rosler	Executive VP & Director	9	12

Joseph Murgo	VP, Sales & Marketing	5	16

Jeffrey Klausner	Chief Financial Officer	2	2

John Althoff	President LA Division	1	11

2005 Wireless Markets

North America • 220 million subs at year end • 30 million net new subs • 135 million handsets • 85% replacement sales • 7% unit growth	[GRAPHIC]	Global Market • 1.9-2.0 billion subs yr end • 250 million net new subs • 730-740 million handsets • 65% replacement sales • 11% unit growth
Latin America • 210 million subs at year end • 45 million net new subs • 75 million handsets • 35-40% replacement sales • 16% unit growth
Source: US Bancorp Piper Jaffray, February 2005

Business Strategy

•            Exploit opportunity with RSA & Latin American carriers/operators, both currently underserved markets

•            Provide Value Added Services which create “stickiness” to our customer base

•            Grow margin and sales through relationships and brand building

Gross Margins	Inventory Turns

[BAR GRAPH]	[BAR GRAPH]

Market Position

Serving the Wireless Operators Across the Americas

[LOGO] [LOGO] [LOGO] [LOGO] [LOGO] [LOGO]

[LOGO]

[GRAPHIC]

[GRAPHIC]

InfoSonics®

Network Operators US and Latin America

Customers

Value Added Services

In-house Services	InfoSonics® Value Added Services [GRAPHIC]	Field Support

Product Customization		Marketing & Training

Remanufacturing		Distribution

Warranty Services		Homologation

Technical Assistance		Sell Through

End User Services

InfoSonics Customers

Domestic	Latin America

5% Dealer Agents 17k independent retailers 10% Insurance Fulfillment	5% Distribution Dealers
[PIE CHART]	[PIE CHART]
85% RSA Carriers 195 Carriers	95% Carriers 85 carriers in different countries and regions

Domestic Customers — RSA Carriers

[PIE CHART]	One RSA Channel	[PIE CHART]
30 + Million Subscribers
= the size of a National Carrier

Latin American Expansion

• Latin American market growing faster than worldwide market - 82% growth in 2004, and 16% growth expected in 2005	Latin America Subscriber Forecast
• Strong Growth Drivers
• Carriers transitioning networks from TDMA to GSM or CDMA	[BAR GRAPH]
• New low-priced handsets
• IFO currently sells to only 10% of carriers leaving significant growth opportunity.
Source: US Bancorp Piper Jaffray, February 2005

Latin American Customers - Carriers

Most of the 85 carriers belong to 5 multi-national subsidiaries operating in different countries across Latin America

Company	Trading Symbol	Exchange	Headquarters	Market Cap
[LOGO]	TEF	NYSE	Spain	85 Billion
[LOGO]	AMX	NYSE	Mexico	37 Billion
[LOGO]	VZ	NYSE	U.S.	$98 Billion
[LOGO]	TIM	NYSE	Italy	54 Billion
[LOGO]	MICC	NYSE	Luxemburg	1.7 Billion
International Sales broken by Customer Type

Growth Opportunities

•            Further penetrate Rural Service Area (RSA) Carriers

•            Expand geographic target markets in the Americas

•            Leverage infrastructure to increase market share

•            Expand existing and create new manufacturer relationships

•            Expand value added product and service offerings

•            Continue to grow through select acquisitions

Jeff Klausner

Chief Financial Officer

Financial Highlights

•            2005 First Half Highlights:

•       Revenue of $56.6m increased 55% versus 1H-04

•       Income from continuing operations up 24%

•       Gross margins of 8.1%

•       Efficient cash management with DSOs of 44 days and inventory turns of 29

•            2004 Highlights:

•       2004 revenues increased 21% to $73.4 million

•       2004 income from continuing operations increased 7.6%

Consistent Revenue Growth

[BAR GRAPH]

Strong Income from Continuing Operations

[BAR GRAPH]

Equity Snapshot — IPO 6/04 @ $6 - IFO (AMEX)

• Market Capitalization	$24.2	M
• Shares Outstanding	5.8	M
• Share Price (as of 8/16/05)	$4.16
• Revenue (LTM as of 6/30/05)	$93.6	M
• EPS (LTM)	$0.22
• Average Share Trading Volume (3 Months)	37	K
• Cash and Equivalents (6/30/05)	$0.7	M
• ST Debt — Revolver (6/30/05)	$6.3	M
• Price / Sales (LTM)	0.3	x
• Price / Earnings (LTM)	18.9	x

Why InfoSonics?

•            Wireless industry dynamics very positive

•            Business model produces superior margins & profitability

•            Solid financial history

•            Sound growth strategy for US and Latin America

•            Infrastructure in place to support revenue growth

•            Experienced and bottom-line focused management team

The Premier Wireless Handset and Data Products Distributor for the Americas